Restricted cash, non-current	12 Months Ended
Dec. 31, 2019
Restricted Net Assets [Abstract]
Restricted cash, non-current [Text Block]
4.	Restricted cash, non-current

The Group’s restricted cash balance of $510 as of December 31, 2019 was long-term bank deposits held as collateral for issuance of letters of credit. These deposits will be released when the related letters of credit are settled by the Group.